UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2017, the Board of Directors of First Commonwealth Financial Corporation (the “Company”), approved the following amendments to the Company’s By-Laws:

•	Sections 6.3 and 6.4 were amended to reflect that the Governance Committee of the Board of Directors has responsibility for determining the compensation of directors.

•	Article 9 was amended to clarify that compensation of directors may be determined by the Board of Directors or a committee of the Board.

The text of the Amended and Restated By-Laws is filed with this Report as Exhibit 3.1, and the descriptions in this Report are qualified in their entirety by reference to that exhibit.

Item 9.01     Financial Statements and Exhibits.

Number    Description

3.1	Amended and Restated By-Laws of First Commonwealth Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2017

FIRST COMMONWEALTH FINANCIAL CORPORATION

By: /s/ James R. Reske
Name: James R. Reske
Title: Executive Vice President,
Chief Financial Officer and Treasurer